Leisure Demand Strong, Business Travel Returning Operating Trends Improving Month (2021) RevPAR Var to ‘19 Total Revenue ($M) Hotel EBITDA ($M) Jan (80%) $19.4 ($11.1) Feb (74%) $26.0 ($5.8) Mar (68%) $38.1 $1.4 Apr (E) (67%) $43.1 $3.0 May (E) (61%)–(62%) $52–$53 $5–$6 Note: EBITDA refers to non-GAAP Hotel EBITDA; see appendix for reconciliations of non-GAAP financial measures to Hotel Net Income (Loss). (1) Includes all hotels owned by Pebblebrook as of June 7, 2021; $s and % amounts for April and May are estimates. (2) Debt balances shown in millions; current as of May 21, 2021. (3) Maturity date of January 2023 assumes Pebblebrook chooses to exercise its two six-month options to extend debt maturity of the credit facility. (4) The Convertible Notes have an initial conversion rate of 39.2549 per $1,000 principal amount of the Notes (equivalent to a conversion price of approximately $25.47 per common share of Pebblebrook and a conversion premium of approximately 35.0% based on the closing price of $18.87 per common share on December 10, 2020). ✓ Operating trends are improving each week ✓ Leisure demand continues to show robust growth; business travel is in the early stages of its recovery ✓ Expect to achieve positive Adjusted EBITDAre in Q2 2021 ✓ Net proceeds from recent property sales and preferred equity offering to be allocated for acquisitions ✓ Half of the portfolio has recently been or is currently being redeveloped and transformed to a higher quality ✓ These significant investments, most of which have already been made, are expected to drive a higher EBITDA growth rate as the pandemic ends and we enter a new business cycle over the next several years Returning to Profitability(1) Balance Sheet and Liquidity(2,3,4) ✓ Liquidity: $950M (as of May 31) ✓ No material debt maturities until Q4 2022 ✓ 100% of debt is unsecured ✓ Net Debt to Book Value: approx. 37%, or 23% if convertible bonds treated as equity ✓ Leisure demand continues to drive the industry’s recovery, but encouraging signs of increased weekday demand from the business transient segment have emerged ✓ Business group leads, Requests For Proposal (“RFPs”), and bookings for later this year have increased substantially in the last 60 days REITweek: Investor Conference Update June 8-10, 2021 11% 15% 21% 26% 30% 0% 10% 20% 30% 40% 50% 60% January February March April (E) May (E) Total Portfolio Occupancy: Weekday 17% 28% 36% 43% 52% 0% 10% 20% 30% 40% 50% 60% January February March April (E) May (E) Total Portfolio Occupancy: Weekend 13% 19% 25% 31% 0% 10% 20% 30% 40% 50% 60% January February March April (E) May (E) Total Portfolio Occupancy 37% ✓ Along with robust leisure travel, business travel is also contributing to positive EBITDA, and this trend is anticipated to accelerate as companies adopt less restrictive travel policies and return to the office 40% 35% 25% Recently Completed and Current Redevelopments and Transformations to Generate Outsized Returns Year # of Hotels Redeveloped, Transformed, or Renovated Total Amount Invested 2018-2019 14 $216M 2020 8 $104M 2021 4 $57M Total 26 $377M $4.8 $272.2 $747.6 $510.0 $2.4 $750.0 2021 2022 2023 2024 2025 2026 Convertible Notes Term Loans & Private Placement 1 Capital Re-Investments Historical Segmentation and Performance(1) ✓ Above totals do not include all currently contemplated and potential 2021/2022 investment projects that may begin later this year Current Portfolio 2019 Run Rate Statistics Total Revenues $1.4B Total Hotel EBITDA $463M Corporate Transient Leisure Transient Group March 2021 April 2021 (E) May 2021 (E) Occ ADR RevPAR Occ ADR RevPAR Occ ADR RevPAR Resort 57% $414 $236 64% $378 $244 64% $372 $240 Urban (open) 29% $161 $47 32% $177 $57 35% $197 $69 Total Portfolio 25% $245 $61 31% $239 $74 37% $242 $89 $s above in millions pebblebrook HOTEL TRUST

REITweek: Investor Conference Update
June 8-10, 2021

2


hotel zena washington dc


laplaya beach resort & club


l'auberge del mar


viceroy washington dc

Capital Re-Investments Highlights

Hotel	Description	Amount[1]	Per Key[2]	Lobby	Rooms	F&B	Addt'l Amenities & Sustainability Projects
		2018-2019 Renovations					
San Diego Mission Bay Resort	Transformational Luxury Redev. & Rebranding	$32.0	$89.6	✓	✓	✓	✓
Westin Copley Place, Boston	Comprehensive Renovation	$24.0	$29.9	✓	✓	✓	✓
Paradise Point Resort & Spa	Guestroom Renovation	$24.0	$51.9		✓		
LaPlaya Beach Resort & Club	Transformational Redev. & Luxury Repositioning	$20.0	$105.8	✓	✓	✓	✓
Mondrian Los Angeles	Upscaling Renovation & New Restaurant	$19.5	$82.6	✓	✓	✓	
Hotel Spero	Upscaling Redevelopment	$16.0	$67.8	✓	✓	✓	✓
Chamberlain West Hollywood Hotel	Comprehensive Renovation	$16.0	$139.1	✓	✓	✓	✓
Montrose West Hollywood	Comprehensive Renovation	$16.0	$120.3	✓	✓	✓	✓
W Boston	Guestroom Renovation	$10.0	$42.0		✓		
Harbor Court Hotel	Comprehensive Upscaling Renovation	$10.0	$76.3	✓	✓	✓	✓
Sofitel Philadelphia	Comprehensive Rooms Renovation	$10.0	$32.7		✓		
Hotel Modera Portland → Hotel Zags	Transformational Redevelopment & Rebranding	$6.7	$38.5	✓	✓	✓	✓
Heathman Hotel	Comprehensive Upscaling Renovation	$6.2	$41.1	✓	✓	✓	
Hotel Zelos San Francisco	Upscaling Renovation	$6.0	$29.7	✓	✓		
2018-2019 Total	**14 Projects**	**$216.4**	**$58.0**				


southernmost beach resort

Note:
(1) Dollars in millions.
(2) Dollars in thousands.

pebblebrook HOTEL TRUST

pebblebrook HOTEL TRUST

REITweek: Investor Conference Update
June 8-10, 2021

3


chaminade resort & spa


le parc suite hotel


san diego mission bay resort


viceroy santa monica hotel

Capital Re-Investments Highlights, Continued

Hotel	Description	Amount(1)	Per Key(2)	Lobby	Rooms	F&B	Addt'l Amenities & Sustainability Projects
			2020 Renovations				
Donovan Hotel → Hotel Zena Washington DC	Transformational Redevelopment & Rebranding	$25.0	$130.9	✓	✓	✓	✓
Embassy Suites San Diego Bay – Downtown	Comprehensive Guestroom Renovation	$18.0	$52.8		✓		
Westin San Diego Gaslamp Quarter	Guestroom & Public Area Renovation	$16.0	$35.6	✓	✓	✓	
Le Parc Suite Hotel	Transformational Upscaling Redevelopment	$12.5	$81.2	✓	✓	✓	✓
Viceroy Santa Monica Hotel	Comprehensive Public Area Redevelopment	$10.5	$62.1	✓		✓	✓
Chaminade Resort & Spa	Transformational Redev. & Luxury Repositioning	$9.0	$57.7	✓		✓	✓
Mason & Rook Hotel → Viceroy Washington DC	Transformational Redevelopment & Rebranding	$8.0	$44.9	✓	✓	✓	✓
The Marker Key West Harbor Resort	Upscaling Renovation & Repositioning	$5.0	$52.1	✓	✓	✓	✓
2020 Total	8 Projects	$104.0	$59.9				
			2021 Renovations				
L'Auberge Del Mar	Transformational Luxury Redevelopment	$11.9	$98.3	✓	✓	✓	
Hotel Vitale → 1 Hotel San Francisco(3)	Transformational Luxury Redev. & Rebranding(3)	$25.0	$125.0	✓	✓	✓	✓
Southernmost Beach Resort(3)	Comprehensive Guestroom Renovation(3)	$15.0	$57.3		✓		✓
Grafton on Sunset → Z Collection Hotel(3)	Transformational Redev. & Rebranding(3)	$5.0	$46.3	✓	✓	✓	✓
2021 Total	4 Projects	$56.9	$82.3				
2018-2021 Total	26 Projects	$377.3	$61.3				
2018-2021 Total Excl'd Upcoming Projects	23 Projects	$332.3	$59.5				


the marker key west harbor resort

Note:
(1) Dollars in millions.
(2) Dollars in thousands.
(3) Upcoming projects which have not yet commenced.

pebblebrook HOTEL TRUST

pebblebrook HOTEL TRUST

Appendix

4

Pebblebrook Hotel Trust
Total Property Portfolio
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
Full Year 2019, January, February, March, April (estimate) and May (estimate) 2021
(Unaudited, in millions)

	For the twelve months ending December, 2019	For the month of January, 2021	For the month of February, 2021	For the month of March, 2021	For the month of April, 2021 (E)	For the month of May 2021 (E), Low	For the month of May 2021 (E), High
Hotel net income	$255.7	($29.4)	($23.9)	($16.8)	($15.2)	($13.2)	($12.2)
Adjustment:							
Depreciation and amortization	207.0	18.3	18.1	18.2	18.2	18.2	18.2
Hotel EBITDA	$462.7	($11.1)	($5.8)	$1.4	$3.0	$5.0	$6.0
Adjustment:							
Capital reserve	(57.2)	(0.7)	(1.1)	(1.5)	(1.7)	(2.1)	(2.1)
Hotel Net Operating Income	$405.5	($11.8)	($6.9)	($0.1)	$1.3	$2.9	$3.9

This presentation includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotels' results of operations determined in accordance with GAAP.

The Company has presented hotel EBITDA and hotel net operating income after capital reserves for the periods above because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts *available for management's discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company's cash needs, including its ability to make distributions.*

The Company's presentation of the hotels' EBITDA and net operating income after capital reserves for the periods above should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotels' financial performance. The table above is a reconciliation of the hotels' EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP for the periods above. Any differences are a result of rounding.

This investor conference update contains certain "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "will," "to be," "anticipated," "until," "may," "estimate," "expect," "approximately," "continue," "assume" or other similar words or expressions. These forward-looking statements relate to Adjusted EBITDre, allocation of offering proceeds, demand recovery, expected liquidity and financial measures and operating statistics for April and May of 2021. These *forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company's control, which could cause actual results* to differ materially from such statements. These risks and uncertainties include, but are not limited to, the COVID-19 pandemic, the state of the U.S. economy *and the supply of hotel properties, and other factors as are described in greater detail in the Company's filings with the U.S. Securities and Exchange Commission, including, without limitation, the Company's Annual Report on Form 10-K for the year ended December 31, 2020. Unless legally required, the* Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

All information in this investor conference update is as of June 7, 2021. The Company undertakes no duty to update the statements in this investor conference *update to conform the statements to actual results or changes in the Company's expectations.*

pebblebrook HOTEL TRUST